Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

On December 31, 2011, we agreed to terminate our relationship with PT XL Axiata Tbk (“XL”), at XL's request. The termination followed negotiations relating to the continued business relationship among us and XL and XL's indication that it wished to exit its relationship with us. Several agreements pursuant to which we provided XL with mobile data and related services in Indonesia were terminated. In connection with this termination and as a result of the review of our strategic path, we also decided to increase our focus on our mobile advertising and enterprise business and re-evaluate our international carrier business. As part of this process, we decided to exit our business in India and the Asia Pacific region. The decision to exit the business in India and the Asia Pacific region was based on the resources and costs associated with these operations, the intensified competition in the region and our decision to streamline our operations and focus on our mobile advertising and enterprise business, while at the same time recommitting some of our resources to our North American carrier operations. In connection with this exit, we expect to reduce the number of employees by 130 and to close down our offices in Singapore, Malaysia, Indonesia and India and our data center in India. We estimate that the costs associated with the exit will amount to approximately $2,500 on a pre-tax basis. Included in these costs are severance costs of approximately $1,500 and contract termination costs of approximately $500 partially offset by termination fees from XL. Other costs include associated legal, accounting and tax costs. Substantially all exit costs are expected to be incurred as cash expenditures. We expect the exit from these operations to be substantially complete by April 2012.

Additionally, as a part of our new strategic path and a reduction in the actual and anticipated performance of the subsidiaries, we decided to sell our subsidiaries located in France and the Netherlands. The France subsidiary was acquired in 2011 as a part of our business combination with Adenyo. The Netherlands subsidiary was acquired as a part of our business combination with Infospace in 2007. We completed the sale of the France and Netherlands subsidiaries in May 2012. The costs associated with the sale of these subsidiaries are minimal and no significant gain or loss is expected.

All of the operations related to India, the Asia Pacific region, our France subsidiary and our Netherlands subsidiary are reported as discontinued operations in the consolidated financial statements. The assets and liabilities related to our France subsidiary and our Netherlands subsidiary are reported as assets and liabilities held for sale in the consolidated balance sheets. We have presented the prior year assets and liabilities related to the France and Netherlands subsidiaries as held for sale to provide comparability between the periods presented.

On February 28, 2012, we amended our Term Loan from High River to, among other things, extend its maturity date to August 28, 2013. The principal amount for the Term Loan was increased to $20,827, which reflects the original principal amount of $20,000 and $827 of interest earned through February 28, 2012. As a result of the amendment, we have classified the principal and accrued interest as Debt facilities, net of current portion in the December 31, 2011 Consolidated Balance Sheets. See Note 9-Debt Facilities for further information regarding the Term Loan.